UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2024

Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)
460-4600

Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)
460-4600

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders of Consolidated Edison, Inc. (“Con Edison”) on May 20, 2024 (the “Annual Meeting”), Con Edison’s stockholders approved its Stock Purchase Plan, as amended and restated effective May 20, 2024 (the “Stock Purchase Plan”). For a description of the terms and conditions of the Stock Purchase Plan, see “Description of the Stock Purchase Plan” under “Approval of the Company’s Stock Purchase Plan (Proposal No. 4)” in Con Edison’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2024, which description is incorporated herein by reference. A copy of the description is filed as an exhibit to this report. The description is qualified in its entirety by reference to the Stock Purchase Plan, a copy of which is filed as an exhibit to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Con Edison

(a)
At the Annual Meeting, Con Edison’s stockholders voted to elect the members of its Board of Directors; to ratify the appointment of its independent accountants; to approve, on an advisory basis, named executive officer compensation; and to approve the Stock Purchase Plan.

(b)
The name of each director elected, the number of shares voted for or against each director and the number of abstentions as to each director were as shown in the following table. Not included in such amounts were 53,344,112 shares that were broker non-votes.

Name	For	Against	Abstentions
Timothy P. Cawley	206,467,289	19,419,994	2,887,933
Ellen V. Futter	220,755,754	7,371,662	647,800
John F. Killian	209,418,110	18,705,666	651,440
Karol V. Mason	223,446,493	4,691,950	636,773
Dwight A. McBride	224,313,714	3,773,914	687,588
William J. Mulrow	212,076,976	16,022,035	676,205
Armando J. Olivera	222,676,760	5,426,034	672,422
Michael W. Ranger	209,136,234	18,990,951	648,031
Linda S. Sanford	225,614,172	2,516,737	644,307
Deirdre Stanley	220,048,210	8,065,883	661,123
L. Frederick Sutherland	216,772,950	11,327,566	674,700
Catherine Zoi	224,804,197	3,335,720	635,299

(c)
The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP as Con Edison’s independent accountants for 2024 were as follows: 258,944,472 shares were voted for this proposal; 22,312,499 shares were voted against the proposal; and 862,357 shares were abstentions.

(d)
The results of the advisory vote to approve named executive officer compensation were as follows: 211,863,522 shares were voted for this proposal; 15,471,912 shares were voted against the proposal; 1,439,782 shares were abstentions and 53,344,112 shares were broker non-votes.

(e)
The results of the vote to approve the Stock Purchase Plan were as follows: 225,598,691 shares were voted for this proposal; 2,204,970 shares were voted against the proposal; 971,555 shares were abstentions and 53,344,112 shares were broker non-votes.

CECONY
At the Annual Meeting of Stockholders of Consolidated Edison Company of New York, Inc. (“CECONY”) on May 20, 2024, all 235,488,094 outstanding shares of CECONY’s common stock, which are owned by Con Edison, were voted to elect as the members of CECONY’s Board of Trustees the same persons who, as indicated above, were elected as members of Con Edison’s Board of Directors.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10	Consolidated Edison, Inc. Stock Purchase Plan (As Amended and Restated Effective May 20, 2024).

Exhibit 99	Copy of the description of the Consolidated Edison, Inc. Stock Purchase Plan (As Amended and Restated Effective May 20, 2024) incorporated by reference in Item 5.02 this report.

Exhibit 104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed
on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer
Date: May 21, 2024